                                                                   EXHIBIT 10.18



                          MASTER AGREEMENT NO. MD01724



April 1, 1997


Mr. John Ballard
Home, Inc.
6836 Austin Center Blvd.
Austin, TX   78731


Dear Mr. Ballard:

This letter shall constitute the master agreement ("Master Agreement") between Fannie Mae and Home, Inc. (the "Lender") to enter into one or more transactions for the sale by the Lender and purchase by Fannie Mae of residential mortgage loans ("Mortgages"). The obligations of the Lender and Fannie Mae regarding each such transaction shall be governed by the terms and conditions contained herein (including Exhibit 1 and each of the Attachments attached hereto and incorporated herein by reference) and by the terms and conditions of the applicable Fannie Mae purchase program ("Program").

The Lender will sell to Fannie Mae, beginning on the Effective Date and ending on the Expiration Date (as those terms are defined in Exhibit 1), Mortgages with an aggregate outstanding principal balance equal to the Agreed Amount (as defined in Exhibit 1) under one or more of the following Programs:

(a) Fannie Mae's Mortgage-Backed Securities Program, under terms mutually acceptable to the Lender and Fannie Mae and which will be set forth herein and under the applicable MBS Pool Purchase Contract obtained through the Lender's Fannie Mae lead regional office, or

(b) Fannie Mae's Negotiated Transaction Program for cash purchase under terms mutually acceptable to Lender and Fannie Mae and which will be set forth herein and when applicable, under a special commitment obtained through the Lender's Fannie Mae lead regional office, or

(c) Fannie Mae's Standard Portfolio (cash) purchase commitment Program, under the then-current terms and conditions applying thereto.

If the Agreed Amount is not sold to Fannie Mae prior to the Expiration Date, the Lender shall pay Fannie Mae the Back-end Buyout Fee, as indicated in Exhibit 1. (The undelivered and uncommitted portion of the Agreed Amount shall be the difference between (a) the Agreed Amount (taking into account the minus 5.00% delivery tolerance, as specified in Exhibit 1), and (b) a sum equal to the aggregate outstanding principal balance of Mortgages (for each Mortgage, as of the time of sale of the Mortgage) that the Lender has sold to Fannie Mae under this Master Agreement, plus the principal balance of Mortgages that the Lender is still obligated to sell under any existing mandatory delivery contracts for sale and purchase between the Lender and Fannie Mae.) This fee will be drafted by Fannie Mae from the Lender's designated account immediately following the Expiration Date of this Master Agreement. However, should Fannie Mae decline to enforce payment of this fee, such action will not imply a waiver of its right to collect a similar fee at a subsequent time. Fannie Mae's right to receive such a fee is in addition to any rights and remedies of Fannie Mae provided by law or the applicable Program, and the receipt of such fee shall not affect or impair any such rights and remedies.

All Mortgages shall conform to the requirements of the Mortgage Selling and Servicing Contract between Fannie Mae and the Lender, the Fannie Mae Selling Guide ("Selling Guide"), and the Fannie Mae Servicing Guide ("Servicing Guide"), as applicable, as they may be amended from time to time, except as modified by the variances contained in this Master Agreement and in the applicable Contracts (defined below) entered into pursuant to this Master Agreement. (Any pool purchase contract, in the case of MBS transactions, and cash commitment contracts or voice recordings, in the case of cash transactions, are referred to herein as a "Contract.")

Each Contract entered into under this Master Agreement constitutes: (i) an agreement by the Lender to sell the Mortgages to, and service such Mortgages for, Fannie Mae and (ii) an agreement by Fannie Mae to purchase the Mortgages and, in the case of MBS transactions, to issue its Guaranteed Mortgage Pass-Through Securities (the "Securities") backed by such Mortgages to the Lender or its designee(s). By execution of this Master Agreement, the Lender and Fannie Mae agree to the terms and conditions set forth herein and in any Contract entered into simultaneously with this Master Agreement.

THE FORM, TERMS, AND PROVISIONS OF THIS MASTER AGREEMENT, AS WELL AS ALL INFORMATION REGARDING THE NEGOTIATION OF THE FORM, TERMS, AND PROVISIONS OF THIS MASTER AGREEMENT, ARE CONFIDENTIAL. THE LENDER SHALL NOT DISCLOSE OR DISSEMINATE, DIRECTLY OR INDIRECTLY, THE FORM, TERMS, OR PROVISIONS OF THIS MASTER AGREEMENT, OR SUCH OTHER INFORMATION REGARDING THE NEGOTIATION OF THIS MASTER AGREEMENT, TO ANY PARTY OTHER THAN THE LENDER'S EMPLOYEES OR AGENTS WHO NEED TO KNOW THE SAME IN ORDER TO PERFORM THEIR DUTIES FOR THE LENDER AND WHO ARE LEGALLY OBLIGATED NOT TO FURTHER DISCLOSE OR DISSEMINATE SUCH FORM, TERMS, PROVISIONS, AND INFORMATION UPON RECEIPT THEREOF. THE LENDER SHALL TAKE ALL NECESSARY AND REASONABLE ACTION TO PRESERVE THE CONFIDENTIALITY OF SUCH FORM, TERMS, PROVISIONS, AND INFORMATION AND SHALL USE AT LEAST THE SAME DEGREE OF CARE IN SUCH EFFORTS AS IT EMPLOYS WHEN PRESERVING THE CONFIDENTIALITY OF ITS OWN INFORMATION OF A SIMILAR NATURE. SUCH NECESSARY AND REASONABLE ACTION THAT MUST BE TAKEN BY THE LENDER SHALL INCLUDE, WITHOUT LIMITATION, PROVIDING INSTRUCTION TO SUCH EMPLOYEES AND AGENTS REGARDING THE CONFIDENTIAL NATURE OF THE FORM, TERMS, AND PROVISIONS OF THIS MASTER AGREEMENT AND THE NEGOTIATIONS SURROUNDING THIS MASTER AGREEMENT.

NOTWITHSTANDING THE PROVISIONS OF THE IMMEDIATELY PRECEDING PARAGRAPH, THE LENDER MAY DISCLOSE OR DISSEMINATE SUCH FORM, TERMS, PROVISIONS, AND INFORMATION IF IT IS REQUIRED TO DO SO BY LAW (INCLUDING A SUBPOENA, OR JUDICIAL OR GOVERNMENTAL REQUIREMENT OR ORDER) AND HAS GIVEN FANNIE MAE PRIOR WRITTEN NOTICE OF SUCH REQUIREMENT AND OF THE INFORMATION REQUIRED TO BE DISSEMINATED OR DISCLOSED.


                              Master No. MD01724

THE LENDER ACKNOWLEDGES THAT THE UNAUTHORIZED DISCLOSURE OR DISSEMINATION OF THE FORM, TERMS, OR PROVISIONS OF THE MASTER AGREEMENT, OR OTHER INFORMATION REGARDING THE NEGOTIATION OF THE MASTER AGREEMENT, IS LIKELY TO CAUSE IRREPARABLE HARM TO FANNIE MAE AND THAT MONETARY DAMAGES MAY BE INADEQUATE TO COMPENSATE FANNIE MAE FOR SUCH BREACH. ACCORDINGLY, IN ADDITION TO AND NOT IN LIMITATION OF ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO FANNIE MAE AT LAW OR IN EQUITY, FANNIE MAE SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ORDER TO PREVENT OR RESTRAIN SUCH UNAUTHORIZED DISCLOSURE OR DISSEMINATION. THE OBLIGATIONS OF THE LENDER REGARDING CONFIDENTIALITY SHALL SURVIVE TERMINATION OF THIS MASTER AGREEMENT.

The Lender's right to sell, and Fannie Mae's obligation to purchase, Mortgages under this Master Agreement may be terminated by Fannie Mae prior to the Expiration Date of the Master Agreement if the Lender has breached the Mortgage Selling and Servicing Contract it has entered into with Fannie Mae, or any of the provisions of this Master Agreement, or any Contract entered into pursuant to this Master Agreement. If the Agreed Amount, as adjusted by the minus 5.00% delivery tolerance, is not sold to Fannie Mae prior to the Expiration Date of the Master Agreement, Lender shall be in breach of the provisions of the Master Agreement. The Lender's responsibilities and liabilities under this Master Agreement shall survive the expiration or earlier termination of the Lender's right to sell, and Fannie Mae's obligation to purchase Mortgages under this
Master Agreement.   This Master Agreement and any Contract entered into pursuant to this Master Agreement may only be amended by the mutual agreement of Fannie Mae and the Lender. Each amendment shall be in writing and shall consist of a transmittal letter from Fannie Mae to the Lender generally describing the amended provisions of the Master Agreement or the Contract, together with the newly revised pages of the Master Agreement or the Contract. The revised pages of the Master Agreement or the Contract should be added to the Master Agreement as described in the transmittal letter. The Lender shall acknowledge its acceptance of the amended terms and conditions by returning to Fannie Mae a duly executed copy of the transmittal letter.

The Lender may not assign this Master Agreement or any rights or obligations
hereunder.   The Lender may not assign any Contract entered into pursuant to this Master Agreement or any rights or obligations thereunder.

The Lender hereby confirms, by checking the appropriate section below, that:

    X   It is not a federally-insured institution or an affiliate or subsidiary of a federally-insured institution.

        It is a federally-insured institution or an affiliate or subsidiary of a federally-insured institution, and

(a) the sale to, and (if applicable) servicing for, Fannie Mae of the Mortgages delivered to Fannie Mae pursuant to this Master Agreement has either been (i) specifically approved by the board of directors of the Lender and such approval is reflected in the minutes of the meetings of such board of directors, or (ii) approved by an officer of the Lender who was duly authorized by the board of directors to enter into such types of transactions and such authorization is reflected in the minutes of the board of directors' meetings; and


                              Master No. MD01724

(b) this Master Agreement and any Contracts or amendments pursuant hereto, together with the applicable Fannie Mae Guides and the Mortgage Selling and Servicing Contract between the Lender and Fannie Mae, constitute the "written agreement" governing the Lender's sale to, and servicing for, Fannie Mae of the Mortgages delivered pursuant to this Master Agreement, and the Lender (or any successor thereto) shall continuously maintain all components of such "written agreement" as an official record.

The Lender must accept this Master Agreement by returning a duly-executed duplicate original to Fannie Mae within ten business days of the date of this Master Agreement. If the executed Master Agreement is not received by Fannie Mae within ten business days from the date hereof, Fannie Mae may at its option declare this Master Agreement null and void.


Sincerely,

FANNIE MAE


By:    /s/ Jerome Brister
       -------------------------------------------------
     Jerome Brister
     Regional Vice President


Agreed, acknowledged, and accepted this 2nd day of April,  1997.

HOME, INC.


By:     /s/ Tommy M. Parker
        ------------------------------------------------

Name:   Tommy M. Parker
        ------------------------------------------------

Title:  Executive Vice President
        ------------------------------------------------


                              Master No. MD01724

                                   EXHIBIT 1



Master Agreement Number:      MD01724


Effective Date:               APRIL 1, 1997


Expiration Date:              DECEMBER 31, 1997


Parties to Agreement:         HOME, INC. AND FANNIE MAE


Lender Number:                23772-000-8


Agreed Amount:                $50,000,000.00, PLUS OR MINUS 5.00% (MANDATORY)
                              $50,000,000.00 (OPTIONAL)


Back-end Buyout Fee:          The greater of $1,000.00 OR 12.50 BASIS POINTS
                              (.1250%) multiplied by the undelivered and uncommitted portion of the Mandatory Agreed
                              Amount.



                              Master No. MD01724

FIXED-RATE PRODUCT



VARIANCES APPLICABLE TO FIXED-RATE MORTGAGES

Please refer to the attachments under the "Variances" tab of this Agreement for product eligibility for applicable variances.

HOUSING IMPACT PROGRAMS APPLICABLE TO FIXED-RATE MORTGAGES

Please refer to the attachments under the "Housing Impact" tab of this Agreement for product eligibility for applicable Housing Impact programs.



                              Master No. MD01724
                                    FRM - 1

                                                   CONTRACT NO.: D03070

             FHA TITLE I FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT


--------------------------------------------------------------------------------

Lender:  HOME, INC.                              Lender Number:  23772-000-8

--------------------------------------------------------------------------------

For a complete set of the terms of this transaction, this Pool Purchase Contract between Fannie Mae and the Lender must be read in conjunction with the Master Agreement No. MD01724.

Date of Contract:                       April 2, 1997 (Date executed by Lender)

Total Amount of Pool Purchase
Transactions for OPTIONAL Delivery:  $50,000,000.00 plus or minus 5%

Eligible Products:                   3- TO 20-YEAR FIXED-RATE LEVEL-PAYMENT MORTGAGES

Guaranty Fee:                        50 BASIS POINTS

Latest Issue Date for Pools formed
under this Contract:                 DECEMBER 1, 1997

--------------------------------------------------------------------------------

Servicing Option:                    SPECIAL

Buyup/Buydown Ratios:                GRID 3

Mortgage Type:                       FHA

Remittance Cycle:                    STANDARD

Seasoning Requirements:              CURRENT


Special Feature Codes:               001 AND 089
                                     FOR SUBORDINATE MORTGAGES, 015 MUST ALSO BE
                                     USED

Foreclosure Loss Risk Code:          M

Additional Terms: Except as modified by this Contract, all FHA Title I Mortgages must conform to the requirements of the Selling Guide and Servicing Guide as amended by Fannie Mae Announcement 96-03. Additional terms and representations are attached.


                              Master No. MD01724
                                    FRM - 2

ADDITIONAL TERMS

Section of the Act:           201s (secured and direct) and 201sd (secured and
                              dealer)

Lien Type:                    First or subordinate mortgages. Unsecured loans
                              are not eligible. Cooperative share loans are not eligible.

Amortization:                 Only FHA Title I Mortgages utilizing the standard
                              monthly amortization method for principal and interest application (as described in the Selling
                              Guide, Part V, Section 2, Exhibit 3) are eligible.
                              Mortgages utilizing the daily accrual, payment-to-payment, or simple interest methods must be converted to a standard monthly amortization schedule via a written agreement, that is executed by the borrower, prior to the Issue Date of the related pool.

Minimum Servicing Fee:        125 basis points

Pooling parameters:           Each Pool delivered pursuant to this Contract will
                              be comprised entirely of FHA Title I Mortgages with original terms that fall within one of the following ranges:

                              POOL PREFIX     ORIGINAL TERM RANGE
                              TJ              36 months - 60 months
                              TK              61 months - 120 months
                              TQ              121 months - 180 months
                              TT              181 months - 240 months

                              FHA Title I Mortgages may not be commingled with other mortgages in a Pool.

Maximum Note Rate:            The maximum mortgage interest rate eligible for
                              inclusion in a Pool is a rate that is no greater than the sum of the pass-through rate, the guaranty fee and 250 basis points.

REPRESENTATIONS

The Lender makes the following representations in connection with each FHA Title I Mortgage delivered to Fannie Mae pursuant to this Contract:

(i) As of the Issue Date, the proceeds of the Mortgage have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the Mortgage documents have been complied with;

(ii) There is no default, breach, violation or event of acceleration existing under the Mortgage and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration;


                              Master No. MD01724
                                    FRM - 3

(iii) The Mortgage is an FHA Title I property improvement loan (as defined in 24 C.F.R. section 201.2), underwritten and originated by an approved lender in accordance with FHA requirements for the Title I Loan Program as set forth in 24 C.F.R. Parts 201 and 202, and the applicable approved lender has transmitted a loan report with respect to such Mortgage to FHA so that such Mortgage will be included in the Title I Program;

(iv) The Mortgage is secured by a mortgage or deed of trust on the related improved property (the "Mortgaged Property.") The Mortgage is not, and has not been, secured by any collateral except the lien of the corresponding mortgage;

(v) Substantially all of the proceeds of the Mortgage were used to improve or protect an interest in the Mortgaged Property that, at the origination date, is the only security for the Mortgage;

(vi) The mortgage or deed of trust meets the security requirements of 24 C.F.R. section 201.24 and contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure;

(vii) The improvements to the Mortgaged Property relating to each Mortgage have been, or will be, inspected by the related lender or servicer within the time period and to the extent required by the provisions of 24 C.F.R.
       section 201.40(c);

(viii) The Mortgage was purchased and underwritten in accordance with the underwriting criteria established by FHA and HUD in instances where Lender is not the originator of the Mortgage.


                              Master No. MD01724
                                    FRM - 4

A.  MBS GUARANTY FEE AND BUYUP/BUYDOWN INFORMATION

The guaranty fee due Fannie Mae for any FHA Title I Mortgage delivered pursuant to this Contract shall be at the annual rate specified in this Contract, payable monthly. The guaranty fee is set forth in this Contract before giving effect to
(i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee as set forth in this Contract, if applicable.

GRID 3:

1. Any adjustment through buyups or buydowns to guaranty fees of FHA Title I Mortgages delivered pursuant to this Contract must be carried out using the delivery parameters set forth in Part II, Section 204.01 of the Selling Guide.

2.   The Lender may access the grid ratios through MORNET as follows:

     .    Sign on to an Interactive Session from any MORNET mailbox

     .    At the "Command?" prompt, type "C FANNIEMAE.INFO"

     .    At the main menu, select option 4 for "MBS Information"

     .    Select option 11 for "Buyup/Buydown Ratios"

     .    Select option 6 for "Title I"

3. A buyup or buydown of the guaranty fee of a FHA Title I Mortgage must be indicated with respect to each such FHA Title I Mortgage on the Schedule of Mortgages (the most current version of the Form 2005).



                              Master No. MD01724
                                    FRM - 5